EXHIBIT 10.15

ALLONGE TO REVOLVING NOTE

     THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE (the “Allonge”) is made and entered into as of the 20th day of December, 2001, by and between Akorn, Inc., a Louisiana corporation (the “Company”), and The John N. Kapoor Trust Dated September 20, 1989, or its administrators, representatives, successors or assigns (“Holder”).

WITNESSETH:

     WHEREAS, the Company made in favor of Holder that certain Convertible Promissory Note dated as of July 21, 2001 (the “Tranche A Note”), in the original principal amount of THREE MILLION and 00/100 Dollars ($3,000,000); a copy of which is attached as Exhibit A hereto and incorporated herein by this reference; and

     WHEREAS, in order to extend the maturity date of the Tranche A Note, the parties have agreed to execute this Allonge.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the undersigned agree as follows:

     1. The parties hereby acknowledge and agree to extend the stated maturity date of the Tranche A Note from thirty-six (36) months after the original issuance date of the Tranche A Note (i.e., July 12, 2004) to December 20, 2006 [the same maturity date as the new lenders].

     2. The Company hereby agrees to use its best efforts to comply with the National Association of Securities Dealers Rule 4350(i)(1)(A) as to shareholder approval of the issuance of shares of the Company’s common stock in accordance with the Loan Agreement upon conversion of the accrued interest on the Tranche A Note.

     3. Except as amended or revised by this Allonge, the terms of the Tranche A Note remain in full force and effect as of the date hereof. In the event the terms of the Tranche A Note should conflict with this Allonge, the terms of this Allonge shall control.

     4. This Allonge shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to any choice or conflict of law provisions.

     5. This Allonge may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Allonge to Tranche A Note has been executed and delivered as of the date first above written.

COMPANY	HOLDER:

AKORN, INC.	THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989

By: /s/ Ben J. Pothast Name: Ben J. Pothast	By: /s/ John N. Kapoor Name:
Its: CFO	Its:

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EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

See Attached.

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